Exhibit 3.167

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF INCORPORATION

1. The name of the proposed corporation is Southland Sanitation, Inc.

2. The initial registered office of the corporation is Route 1, Box 653 North Orangeburg 29112
Street Address City County State Zip Code

and the initial registered agent at such address is James R. Reed, Sr.

3. The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

a. ☒ If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 100,000.

b. ☐ The corporation is authorized to issue more than one class of shares:

Class of Shares	Authorized No. of Each Class

The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See §33-1-230(b)): January 1, 1999.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2-102, and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code):

6. The name and address of each incorporator is as follows (only one is required):

Name	Address	Signature
James R. Reed, Sr.	Route 1, Box 653
North, SC 29112

7. I, Robert F. McCurry, Jr., an attorney licensed to practice in the state of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

Date December 7, 1998	(Signature)
Robert F. McCurry, Jr.
Horger, Barnwell & Reid, L.L.P.
Address P. O. Drawer 329
Orangeburg, SC 29116-0329

FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Schedule of Fees - payable at time of filing this document

Fee for filing Application - payable to Secretary of State	$10.00
Filing Tax - Payable to Secretary of State	100.00
Minimum License Fee - payable to SC Tax Commission	25.00

4. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See § 12-19-20), AND CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

Form Approved by South Carolina Secretary of State 1/89

SOUTH CAROLINA

SECRETARY OF STATE

CONVERSION OF A CORPORATION

TO A LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

TYPE OR PRINT CLEARLY IN BLACK INK

FILING FEE $110.00

**	Conversion of an entity can result in tax consequences for the entity. Please consult a tax professional such as a CPA or qualified attorney before filing for conversion.

The following corporation hereby converts to a limited liability company pursuant to the provisions of Section 33-11-111 and Section 33-11-112 of the 1976 South Carolina Code of Laws, as amended, by filing these articles of organization.

1. The name of the limited liability company is:

SOUTHLAND SANITATION, LLC

2. The initial agent for service of process is:

CT Corporation System

Name

and the street address in South Carolina for this agent for service of process is

75 Beattie Place	Greenville, South	Carolina	29601
Street Address	City State	Zip	Code

3. The former name of this limited liability company while a corporation was

SOUTHLAND SANITATION, LLC

4. a. The number of votes by the shareholders (entitled to vote) which were cast “for” the conversion was UNANIMOUS

b. The number of votes by the shareholders (entitled to vote) which were cast “against” the conversion was

c. If this was less than a unanimous vote “for” conversion, specify either the number or percentage of votes required to approve the conversion

Specify whether number or percentage

d. If voting by voting group is required, the above information must be provided for each voting group entitled to vote separately on the conversion.

5. The address of the initial designated office is

47 PALMETTO COURT

Street Address

GASTON,	SOUTH CAROLINA	29053
City	State	Zip Code

SOUTHLAND SANITATION, LLC

Name of Limited Liability Company

6. The name and mailing address of each organizer

a	SSI SOUTHLAND HOLDINGS, INC.
Name
47 PALMETTO COURT
Address
	GASTON	SC	29053
	City	State	Zip Code

b
Name
Address
	City	State	Zip Code

c
Name
Address
	City	State	Zip Code

7. ☐ Check this box if the company is to be a term company. If so, provide the term specified:

8. ☒ Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each manager

a	SSI SOUTHLAND HOLDINGS, INC.
	Name
	47 PALMETTO COURT
	Business Address
	GASTON	SC	29053
	City	State	Zip Code

b
Name
Business Address
	City	State	Zip Code

SOUTHLAND SANITATION, LLC

Name of Limited Liability Company

c

Name
Business Address
	City	State	Zip Code

9. ☐ Check this box only if one or more members of the company are to be held liable for its debts and obligations pursuant to § 33-44-303(c) of the 1976 South Carolina Code of Laws, as amended. If one or more members are so liable, specify which members and of which debts, obligations or liabilities such members are liable in their capacity as members

10. Set forth any optional provisions not inconsistent with law the limited liability company wishes to include in its operating agreement including any provisions that are required or are permitted to be set forth in the operating agreement

11. Unless a delayed effective date is specified the existence of the limited liability company will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time

EFFECTIVE ON FEBRUARY 15, 2008

12. The articles of incorporation of the corporation will be cancelled as of the effective date of this filing.

13. Name and signature of each organizer

a
CLARK F. DAVIS, CHAIRMAN AND SECRETARY Name Signature
b

Name
Signature

SOUTHLAND SANITATION, LLC
Name of Limited Liability Company
c

Name

Signature

Date FEBRUARY 15, 2008

FILING INSTRUCTIONS

1. File two copies of this form, the original and either a duplicate or conformed copy.

2. If space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. This form must be accompanied by the filing fee of $110.00 payable to the Secretary of State and a self-addressed, stamped envelope.

4. Send to:	Secretary of State
P O Box 11350
Columbia, SC 29211

5. If the corporation owns real property in South Carolina, notice of this name change must be filed in the register of deeds office of the county where the property is located. S.C. Code § 33-11-112(c)

LLC-CONVERSION OF CORP TO LLC CERT OF LP.doc

Form Revised by South Carolina

Secretary of State September 2004

Registered Agent Acceptance

CT Corporation System, at 75 Beattie Place Greenville, SC 29601 accepts the appointment of registered agent for:

Southland Sanitation, LLC

2/15/2008

Signature of Agent

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA DOMESTIC OR FOREIGN CORPORATION

Pursuant to Sections 33-5-102 and 33-15-108 of the South Carolina Code of Laws, the undersigned corporation submits the following information:

1. CT Corporation is the registered agent for all of the domestic and foreign corporations listed in Attachment A. Attachment A contains the name of the corporation, the state of incorporation and the date that the corporation incorporated in South Carolina or received a Certificate of Authority to Transact Business in the state of South Carolina.

2. CT Corporation’s present street address is: 75 Beattie Place, 2 Liberty Square, Greenville, South Carolina 29601

3. CT Corporation’s street address is to be changed to: 2 Office Park Court, Suite 103, Columbia, South Carolina 29223.

4. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

5. CT Corporation has informed all of the corporations listed in Attachment A that CT Corporation is changing its address, and that the change of address will be filed with the Secretary of State’s Office.

Signature

Kenneth J. Uva

Print Name

Vice President

Title

SOUTHERN HEALTH PARTNERS, INC. (DELAWARE)

SOUTHERN HOME CARE SERVICES, INC. (GEORGIA)

SOUTHERN HOSPITALITY UNDERWRITERS, INC. (GEORGIA)

SOUTHERN INDUSTRIAL CONSTRUCTORS, INC. (NORTH CAROLINA)

SOUTHERN LAND & GOLF COMPANY, LTD. (South Carolina)

SOUTHERN MANAGEMENT CORPORATION (SOUTH CAROLINA)

SOUTHERN MECHANICAL CONTRACTORS, INC. (GEORGIA)

SOUTHERN PAN SERVICES COMPANY (GEORGIA)

SOUTHERN PIPING COMPANY (NORTH CAROLINA)

SOUTHERN POWER COMPANY (North Carolina)

SOUTHERN PROSTHETIC SUPPLY, INC. (GEORGIA)

SOUTHERN REGION INDUSTRIAL REALTY, INC. (Georgia)

SOUTHERN REGIONAL TESTING AGENCY, INCORPORATED (VIRGINIA)

SOUTHERN SCHOOL SERVICES, INC. (GEORGIA)

SOUTHERN SEAMLESS FLOORS, INC. (TENNESSEE)

SOUTHERN SOFTWARE, INC. (NORTH CAROLINA)

SOUTHERN SPECIALTY FINANCE, INC. (OHIO)

SOUTHERN SPECIALTY SERVICES, INC. (ARKANSAS)

SOUTHERN SPRAY CO (TENNESSEE)

SOUTHERN STAIRCASE OF SOUTH CAROLINA, INC. (GEORGIA)

SOUTHERN STORE FIXTURES, INC. (Alabama)

SOUTHERN TECHNOLOGIES SERVICES, INC. (ALABAMA)

SOUTHERN WALL PRODUCTS, INC. (GEORGIA)

SOUTHERN WINE & SPIRITS OF AMERICA, INC. (FLORIDA)

SOUTHERN WINE & SPIRITS OF SOUTH CAROLINA, INC. (SOUTH CAROLINA)

SOUTHERN WOOD PIEDMONT COMPANY (Delaware)

SOUTHERNCARE, INC. (DELAWARE)

SOUTHLAND GROUP ENTERPRISES, INC. (DELAWARE)

SOUTHLAND SANITATION, LLC (SOUTH CAROLINA)

SOUTHLINE STEEL INDUSTRIES, INC. (ALABAMA)

SOUTHWEST INSURANCE AGENCY, INC. (TEXAS)

SOUTHWEST INSURANCE SERVICES, INC. (TEXAS)

SOUTHWEST VIRGINIA HOUSING CORPORATION (VIRGINIA)

SOUTHWESTERN SUPPLIERS, INC. (FLORIDA)

SOVRAN CONSTRUCTION COMPANY, INC. (FLORIDA)

SOVRAN HOLDINGS, INC. (DELAWARE)

SP RECYCLING CORPORATION (GEORGIA)

SPACE FLOORING & SUPPLIES, INC. (GEORGIA)

SPACE PETROLEUM & CHEMICAL CO., INC. (MARYLAND)

SPADE CORPORATION (KENTUCKY)

SPALDING FINANCIAL GROUP, INC. THE (FLORIDA)

SPAN CONSTRUCTION & ENGINEERING, INC. (CALIFORNIA)

SPAN-AMERICA MEDICAL SYSTEMS, INC. (SOUTH CAROLINA)

SPANOS CORPORATION, THE// (CALIFORNIA)

SPARTAN PROPERTY INSURANCE COMPANY (SOUTH CAROLINA)

SPARTANBURG AUTOMOTIVE, INC. (SOUTH CAROLINA)

SPARTANBURG LODGE NO. 2363, LOYAL ORDER OF MOOSE, INC. (South Carolina)

SPARTANBURG STAINLESS PRODUCTS, INC. (SOUTH CAROLINA)

SPARTANBURG STEEL PRODUCTS, INC. (South Carolina)

SPARTECH POLYCOM, INC. (PENNSYLVANIA)

SPATIAL DATA CONSULTANTS, INC. (NORTH CAROLINA)

SPC INC. (NEBRASKA)

SPC RESOURCES, INC. (DELAWARE)

SPE GO HOLDINGS, INC. (DELAWARE)

SPEAKEASY, INC. (WASHINGTON)

SPEARS SERVICES INC. (TENNESSEE)

SPECHT INSURANCE GROUP, LTD. (PENNSYLVANIA)

SPECIAL SERVICE AGENCY, INC. (VIRGINIA)

SPECIALTY AVIATION UNDERWRITERS, INC. (ALABAMA)

SPECIALTY BAR PRODUCTS COMPANY (PENNSYLVANIA)

SPECIALTY CONSTRUCTION BRANDS, INC. (MINNESOTA)

SPECIALLY ELECTRONICS, LLC (SOUTH CAROLINA)

SPECIALTY FINISHES INCORPORATED (GEORGIA)

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC. (SOUTH CAROLINA)

SPECIALTY INDUSTRIES, INC. (MICHIGAN)

SPECIALTY MINERALS INC. (DELAWARE)

SPECIALTY PLANNERS, INC. (CALIFORNIA)

SPECIALTY PRODUCTS & INSULATION CO. (PENNSYLVANIA)

SPECIALTY RETAILERS, INC. (TEXAS)

SPECIALTY SURGICAL INSTRUMENTATION, INC. (Tennessee)

SPECTRUM BUILDING SYSTEMS, INC. (GEORGIA)

SPEEDEE WORLDWIDE CORPORATION (DELAWARE)

SPEEDEE WORLDWIDE REALTY CORPORATION (DELAWARE)

SPELL CONSTRUCTION INC. (NORTH CAROLINA)

SPERRY VAN NESS INTERNATIONAL CORPORATION (DELAWARE)

SPI FIELD FORCE, INC. (CALIFORNIA)

SPIRENT COMMUNICATIONS, INC. (DELAWARE)

SPIRIT CONSTRUCTION SERVICES, INC. (DELAWARE)

SPLASHTACULAR, INC. (KANSAS)

SPM INSURANCE SERVICES, INC. (CALIFORNIA)

SPOFFORD GROUP INSURANCE BROKERAGE LTD. THE (MASSACHUSETTS)

SPORTS & FITNESS INSURANCE CORPORATION (MISSISSIPPI)

SPORTS FAN-ATTIC INC. (FLORIDA)

SPORTSMAN’S WAREHOUSE, INC. (UTAH)

SPORTSMEN’S INSURANCE AGENCY PLAN, INC. (NEW YORK)

SPRAGUE ENERGY CORP. (DELAWARE)

SPRAGUE ISRAEL GILES, INC. (WASHINGTON)

SPRINGFIELD INDEPENDENT TELEVISION CO., INC. (ILLINOIS)

SPRINT, INC. (South Carolina)

SPX COOLING TECHNOLOGIES, INC. (DELAWARE)

SPX CORPORATION (DELAWARE)

SPX HOLDING, INC. (CONNECTICUT)

SQM NORTH AMERICA CORPORATION (New York)

SR PREFERRED PROPERTIES, INC. (TEXAS)

SRF PERSONNEL, INC. (TEXAS)

SRI INTERNATIONAL (CALIFORNIA)

SRS ACQUISITION CORPORATION (Delaware)

SS-20 BUILDING SYSTEMS, INC. (FLORIDA)

SSA SECURITY, INC. (CALIFORNIA)

SSI (U.S.), INC. (DELAWARE)

SSI PACKAGING GROUP, INC. (VIRGINIA)

SSL AMERICAS, INC. (New Jersey)

SSOE, INC. (OHIO)

SSP AMERICA, INC. (CALIFORNIA)

SSRC ELECTRONICS, INC. (SOUTH CAROLINA)

ST PIPELINE, INC. (WEST VIRGINIA)

ST. IVES COFFEE ROASTERS, INC. (GEORGIA)

ST. JOHN COBB INC (NORTH CAROLINA)

STAFF ONE, INC (OKLAHOMA)

STAFF RESOURCES, INC. (MICHIGAN)

STAFFDRIVER, INC. (CALIFORNIA)

STAFFING SOLUTIONS SOUTHEAST, INC. (GEORGIA)

STAFFLINK, INC. (TEXAS)

STAFFORD DEVELOPMENT COMPANY (Georgia)

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

AMENDED ARTICLES OF ORGANIZATION

Limited Liability Company - Domestic

Filing Fee - $110.00

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to S.C. Code of Laws §33-44-204(a), the undersigned limited liability company adopts the following Amended Articles of Organization:

1. The name of the limited liability company is Southland Sanitation, LLC

2. The date the articles of organization were filed is January 1, 1999

3. The articles of organization are amended in the following respects, of which all amended provisions may lawfully be included in the articles of organization. If the space on this form is not sufficient, please attach additional sheets containing a reference to the appropriate paragraph on this form.

The name of this limited liability company is Advanced Disposal Services Columbia, LLC

Christian Mills
Signature (Please see the Filing Checklist below)	Print or Type Name

Capacity/Position of Person Signing (You must check one box.)	Date September 24, 2010

☐  Manager  ☐  Member   ☐  Organizer

☐  Fiduciary  ☒  Attorney-in-Fact

Filing Checklist

☐  Amended Articles of Organization (filed in duplicate)

☐  $110.00 made payable to the Secretary of State’s Office

☐  Self-Addressed, Stamped Return Envelope

☐  Make sure the proper individual has signed the form (Please see S.C. Code of Laws §33-44-205(a))

Limited Liability Company forms filed with the Secretary of State must be signed in the name of the company by a:

(1) manager of a manager-managed company

(2) member of a member-managed company

(3) person organizing the company, if the company has not been formed or

(4) fiduciary, if the company is in the hands of a receiver, trustee or other court-appointed fiduciary

☐  Return all documents to: South Carolina Secretary of State’s Office

Attn: Corporate Filings

P.O. Box 11350

Columbia, SC 29211

LLC - Domestic - Amended Articles of Organization

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

AMENDED ARTICLES OF ORGANIZATION

Limited Liability Company - Domestic

Filing Fee - $110.00

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to S.C. Code of Laws §33-44-204(a), the undersigned limited liability company adopts the following Amended Articles of Organization:

1. The name of the limited liability company is Advanced Disposal Services Columbia, LLC

2. The date the articles of organization were filed is January 1, 1999

3. The articles of organization are amended in the following respects, of which all amended provisions may lawfully be included in the articles of organization. If the space on this form is not sufficient, please attach additional sheets containing a reference to the appropriate paragraph on this form.

The name of this limited liability company is Advanced Disposal Services South Carolina, LLC

Christian Mills
Signature (Please see the Filing Checklist below)	Print or Type Name

Capacity/Position of Person Signing (You must check one box.)	Date September 30, 2010

☐  Manager  ☐  Member   ☐  Organizer

☐  Fiduciary  ☒  Attorney-in-Fact

Filing Checklist

☐  Amended Articles of Organization (filed in duplicate)

☐  $110.00 made payable to the Secretary of State’s Office

☐  Self-Addressed, Stamped Return Envelope

☐  Make sure the proper individual has signed the form (Please see S.C. Code of Laws §33-44-205(a))

Limited Liability Company forms filed with the Secretary of State must be signed in the name of the company by a:

(1) manager of a manager-managed company

(2) member of a member-managed company

(3) person organizing the company, if the company has not been formed or

(4) fiduciary, if the company is in the hands of a receiver, trustee or other court-appointed fiduciary

☐  Return all documents to: South Carolina Secretary of State’s Office

Attn: Corporate Filings

P.O. Box 11350

Columbia, SC 29211

LLC - Domestic - Amended Articles of Organization

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

AMENDED ARTICLES OF ORGANIZATION

Limited Liability Company - Domestic

Filing Fee - $110.00

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant to S.C. Code of Laws §33-44-204(a), the undersigned limited liability company adopts the following Amended Articles of Organization:

1. The name of the limited liability company is Advanced Disposal Services Columbia, LLC

2. The date the articles of organization were filed is January 1, 1999

3. The articles of organization are amended in the following respects, of which all amended provisions may lawfully be included in the articles of organization. If the space on this form is not sufficient, please attach additional sheets containing a reference to the appropriate paragraph on this form.

The name of this limited liability company is Advanced Disposal Services South Carolina, LLC

Christian Mills
Signature (Please see the Filing Checklist below)	Print or Type Name

Capacity/Position of Person Signing (You must check one box.)	Date September 30, 2010

☐  Manager  ☐  Member   ☐  Organizer

☐  Fiduciary  ☒  Attorney-in-Fact

Filing Checklist

☐  Amended Articles of Organization (filed in duplicate)

☐  $110.00 made payable to the Secretary of State’s Office

☐  Self-Addressed, Stamped Return Envelope

☐  Make sure the proper individual has signed the form (Please see S.C. Code of Laws §33-44-205(a))

Limited Liability Company forms filed with the Secretary of State must be signed in the name of the company by a:

(1) manager of a manager-managed company

(2) member of a member-managed company

(3) person organizing the company, if the company has not been formed or

(4) fiduciary, if the company is in the hands of a receiver, trustee or other court-appointed fiduciary

☐  Return all documents to: South Carolina Secretary of State’s Office

Attn: Corporate Filings

P.O. Box 11350

Columbia, SC 29211

LLC - Domestic - Amended Articles of Organization